Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Orthofix Medical Inc. (“Orthofix”) on Form 10-K for the period ended December 31, 2023, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, Massimo Calafiore, Chief Executive Officer and President of Orthofix, and Julie Andrews, Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.

Dated: March 5, 2024	/s/ MASSIMO CALAFIORE
Name: Massimo Calafiore
Title: President and Chief Executive Officer, Director

Dated: March 5, 2024	/s/ JULIE ANDREWS
Name: Julie Andrews
Title: Chief Financial Officer